UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2007
Euronet Worldwide, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31648 (Commission File Number)	74-2806888 (I.R.S. Employer Identification No.)
4601 College Boulevard, Suite 300
Leawood, Kansas 66211
(Address of principal executive office)(Zip Code)
(913) 327-4200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Euronet Worldwide, Inc. on April 9, 2007 (the “Initial Filing”). Item 2.01 of the Initial Filing reported that on April 4, 2007, Euronet, and its wholly-owned subsidiary, Euronet Payments & Remittance, Inc. (“EPR”), completed the purchase by EPR of 100% of the outstanding common stock of RIA Envia, Inc. (the “Acquisition”).
     The Initial Filing is being amended to provide the financial statements required by Item 9.01(a) and the pro forma information required by Item 9.01(b) with respect to the Acquisition, which were not included in the Initial Filing. Except for the filing of such financial statements, pro forma financial information and the accompanying consents of independent auditors, this Amendment No. 1 does not modify or update the Initial Filing.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

The consolidated financial statements of RIA Envia, Inc. and its subsidiaries as of and for the years ended December 31, 2006 and 2005, together with the independent auditors’ reports thereon, are set forth in Exhibit 99.1 and incorporated by reference herein.

(b)	Pro forma financial information.

The accompanying unaudited pro forma condensed consolidated financial statements are set forth as Exhibit 99.2 and incorporated by reference herein. These unaudited pro forma condensed consolidated financial statements give effect to the acquisition of RIA Envia, Inc., which occurred on April 4, 2007. The acquisition of RIA Envia, Inc. is more fully described in Item 2 of Euronet’s Form 8-K filed on April 9, 2007.

The accompanying unaudited pro forma condensed consolidated balance sheet as of December 31, 2006 gives effect to the Acquisition as if it had occurred on December 31, 2006.

The accompanying unaudited pro forma condensed consolidated statement of income for the 12 months ended December 31, 2006 gives effect to the Acquisition as if it had occurred on January 1, 2006.

The unaudited pro forma condensed combined financial statements were prepared using the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, Business Combinations. Under the purchase method of accounting, the total estimated purchase price is allocated to the net tangible and identifiable intangible assets of the acquired entity, based on their respective estimated fair values. The unaudited pro forma condensed combined financial information has been prepared based on a preliminary analysis of fair values performed by certain valuation experts. Therefore, the actual amounts recorded as of the completion of their analysis might differ materially from the information presented in the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed consolidated balance sheet and statement of income should be read in conjunction with Euronet’s Form 8-K filed on April 9, 2007, and historical financial statements and management’s discussion and analysis of financial condition and results of operations in its annual report on Form 10-K. The unaudited pro forma financial information is presented for comparative purposes only and is not intended to be indicative of the results of continuing operations or financial position that would have been achieved had the Acquisition been consummated as of the dates indicated above, nor do they purport to indicate results which may be attained in the future.

(d)	Exhibits.

The following additional exhibits are filed herewith:

Exhibit No.	Description

23.1	Consent of Stonefield Josephson, Inc.

23.2	Consent of Fàbregas, Mercadé & Co.

23.3	Consent of Baker Tilly Consulaudit S.p.A.

23.4	Consent of BDO Ortega & Asociados

99.1	Consolidated Financial Statements of RIA Envia, Inc. and its Subsidiaries

99.2	Pro Forma Unaudited Condensed Consolidated Financial Statements of Euronet Worldwide, Inc.
*   *   *

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EURONET WORLDWIDE, INC.
By:	/s/ Rick L. Weller
Rick L. Weller
Executive Vice President - Chief Financial Officer

Date: June 18, 2007

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of Stonefield Josephson, Inc.

23.2	Consent of Fàbregas, Mercadé & Co.

23.3	Consent of Baker Tilly Consulaudit S.p.A.

23.4	Consent of BDO Ortega & Asociados

99.1	Consolidated Financial Statements of RIA Envia, Inc. and its Subsidiaries

99.2	Pro Forma Unaudited Condensed Consolidated Financial Statements of Euronet Worldwide, Inc.

5